PHOENIX EQUITY TRUST

  Supplement dated September 8, 2006 to the Prospectus dated October 31, 2005, as supplemented January 11, 2006, February 17, 2006, March 16, 2006 and
                                 April 12, 2006
     and to the Statement of Additional Information dated October 31, 2005, as supplemented January 11, 2006 and March 16, 2006

IMPORTANT NOTICE TO INVESTORS

         On August 23, 2006, the Board of Trustees of the Phoenix Equity Trust voted to liquidate the PHOENIX RELATIVE VALUE FUND. Based on recommendation by management, the Trustees determined that liquidation is in the best interest of the shareholders and voted to direct the mandatory redemption of all shares of the Fund. Effective immediately, the Phoenix Relative Value Fund will be closed to new investors and additional investor deposits.

         On or about October 16, 2006, the Fund will be liquidated at its net asset value. Prior to such time, shareholders may exchange their shares of the Phoenix Relative Value Fund for shares of the same class of any other Phoenix Fund. Phoenix Funds include those mutual funds advised or subadvised by the Adviser or its advisory affiliates and distributed by the Distributor, provided such other mutual funds extend reciprocal privileges to shareholders of the Phoenix Funds. Shareholders may also redeem their shares at any time prior to the Fund's liquidation on October 16, 2006. There will be no fee or sales charges associated with exchange requests and deferred sales charges will be waived on redemptions of Class C Shares.

  INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND STATEMENT OF
                  ADDITIONAL INFORMATION FOR FUTURE REFERENCE.

PXP 691/Close RVF (9/06)